Exhibit 4.3

COMMON STOCK

PAR VALUE $.01

Certificate Number
ZQ 000000

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ

LSI

Shares
#########

LSI CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 502161 10 2

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE &
MR. SAMPLE & MRS. SAMPLE

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

LSI CORPORATION transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of its duly authorized officers.

SPECIMEN

President & Chief Executive Officer

Executive Vice President & Chief Financial Officer

DATED <<MONTH DAY YEAR>>

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

By ______________________
(AUTHORIZED SIGNATURE)

SECURITY INSTRUCTIONS ON REVERSE

14969

LSI CORPORATION
THE COMPANY IS AUTHORIZED TO ISSUE TWO CLASSES OF SHARES, COMMON STOCK AND PREFERRED STOCK. THE SHARES OF PREFERRED STOCK MAY BE ISSUED FROM TIME TO TIME IN ONE OR MORE SERIES. THE BOARD OF DIRECTORS OF THE COMPANY HAS AUTHORITY TO FIX THE NUMBER OF SHARES AND DESIGNATION OF SHARES OF PREFERRED STOCK AND TO DETERMINE OR ALTER THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED OR IMPOSED UPON ANY UNISSUED SHARES OF PREFERRED STOCK.
THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS MAY BE MADE TO THE TRANSFER AGENT AT ITS OFFICES IN CANTON, MASSACHUSETTS OR JERSEY CITY, NEW JERSEY.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-		Custodian

TEN ENT	-	as tenants by the entireties		(Cust)	(Minor)
JT TEN	-	as joint tenants with right of survivorship	under Uniform Gifts to Minors Act

		and not as tenants in common			(State)
			UNIF TRF MIN ACT		Custodian (until age )

				(CUST)		(MINOR)
under Uniform Transfers to Minors Act

(STATE)
     Additional abbreviations may also be used though not in the above list.
For Value Received,                                         hereby sell, assign and transfer unto
PLEASE INSERT
SOCIAL SECURITY
OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:	20
Signature:

Signature:
NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED: MEDALLION GUARANTEE STAMP
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(Banks, Stockbrokers, Savings and Loan Associations
and Credit Unions) WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.